UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                                   Act of 1934

CHECK THE APPROPRIATE BOX:

          [ ] Preliminary Information Statement

          [ ] Confidential, for Use of the Commission Only (as permitted by Rule
              14c-5(d)(2))

          [X] Definitive Information Statement

                          THE PHOENIX EDGE SERIES FUND

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                  (Name of Registrant As Specified In Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

          [X] No fee required.

          [ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and
              0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                          THE PHOENIX EDGE SERIES FUND
                               155 Federal Street
                           Boston, Massachusetts 02110

                                  July 30, 2009

Dear Contractowner:


As discussed in more detail in the enclosed Information Statement, Lehman Brothers Holdings, Inc. ("LBHI") entered into an agreement to sell a controlling interest in Neuberger Berman Management, Inc. ("NBM, Inc."), the subadvisor to the Phoenix Capital Growth Series, Phoenix Mid-Cap Growth Series and Phoenix Small-Cap Growth Series (collectively, the "Series"), each a series of The Phoenix Edge Series Fund (the "Fund"). As part of this agreement, Neuberger Berman Management LLC ("Neuberger Berman") became the successor to NBM, Inc. as the subadvisor to the Series. Under the agreement, LBHI intended to sell substantially all of the NBM, Inc. business and the fixed income business and certain alternative asset management business of LBHI's Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC ("NBSH") (the "Proposed Acquisition"). NBSH is an independent company organized by an employee group consisting of portfolio managers and senior professionals of NBM, Inc.'s management for the purpose of facilitating the acquisition of the Acquired Businesses. A majority interest in the Acquired Businesses is now directly or indirectly owned by portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals of the former Investment Management Division ("Management Members"), as well as a minority interest by LBHI and certain affiliates of LBHI.

As stated above, the Acquired Businesses include Neuberger Berman, which is the successor to NBM, Inc. as the subadvisor to the Series. Due to a change in control of Neuberger Berman as a result of the Proposed Acquisition, the previous subadvisory agreements under which NBM, Inc. provided investment advisory services to the Series automatically terminated upon the completion of the Proposed Acquisition.

Effective at the close of business on May 4, 2009, Neuberger Berman became the subadvisor to the Series under newly executed subadvisory agreements (the "New Subadvisory Agreements").

Phoenix Variable Advisors, Inc. ("PVA"), the investment advisor to the Series, and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Fund's Board of Trustees. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you with respect to these subadvisory changes. More information about the Order is provided in the Information Statement. This Information Statement is being sent to shareholders on or about July 30, 2009.

You have invested in shares of one or both of the Series through your variable life insurance policy and/or your variable annuity contract, issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, or Phoenix Life and Annuity Company. PVA and the Funds are providing you with the enclosed Information Statement to inform you about the subadvisory changes.

If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

                                                     Sincerely,

                                                     /s/ Philip K. Polkinghorn
                                                     Philip K. Polkinghorn
                                                     President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                               155 Federal Street
                           Boston, Massachusetts 02110

The Phoenix Edge Series Fund (the "Fund") is a mutual fund trust that serves as an investment vehicle for variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by the separate accounts of Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") to owners of the Contracts ("Contractowners"). Phoenix is the sole shareholder of record of the Fund. Some or the entire portion of your Contract is invested in shares of one or more series of the Fund.

The Fund is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund has 18 separate investment portfolios, including the Phoenix Capital Growth Series ("Capital Growth"), Phoenix Mid-Cap Growth Series ("Mid-Cap Growth") and the Phoenix Small-Cap Growth Series ("Small-Cap Growth") (collectively, the "Series"). Phoenix Variable Advisors, Inc. ("PVA") acts as the investment advisor to the Series and is located at One American Row, Hartford, CT 06103-2899.

Lehman Brothers Holdings, Inc. ("LBHI") entered into an agreement to sell a controlling interest in Neuberger Berman Management, Inc. ("NBM, Inc."), the subadvisor to the Series. As part of this agreement, Neuberger Berman Management LLC ("Neuberger Berman") became the successor to NBM, Inc. as the subadvisor to the Series. Under the agreement, LBHI intended to sell substantially all of the NBM, Inc. business and the fixed income business and certain alternative asset management business of LBHI's Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC ("NBSH") (the "Proposed Acquisition"). NBSH is an independent company organized by an employee group consisting of portfolio managers and senior professionals of NBM, Inc.'s management for the purpose of facilitating the acquisition of the Acquired Businesses. A majority interest in the Acquired Businesses is now directly or indirectly owned by portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals of the former Investment Management Division ("Management Members"), as well as a minority interest by LBHI and certain affiliates of LBHI.

As stated above, the Acquired Businesses includes Neuberger Berman, which is the successor to NBM, Inc. as the subadvisor to the Series. Due to the change in control of Neuberger Berman as a result of the Proposed Acquisition, the previous subadvisory agreements under which NBM, Inc. provided investment advisory services to the Series automatically terminated upon the completion of the Proposed Acquisition.

Effective at the close of business on May 4, 2009, Neuberger Berman became the subadvisor to the Series under newly executed subadvisory agreements (the "New Subadvisory Agreements"). Neuberger Berman's principal place of business is located at 605 Third Avenue, 21st Floor, New York, NY 10158-0180.

Phoenix Variable Advisors, Inc ("PVA"), the investment advisor to the Series, and the Fund have been granted an exemptive order (the "Order") from the SEC that permits PVA and the Fund to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Fund's Board of Trustees. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you with respect to these subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about July 30, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 THE TRANSACTION
                                 ---------------

At a regular meeting of the Fund's Board of Trustees ("Board") held on March 4-5, 2009, PVA reported to the Board that the Subadvisory Agreement dated November 27, 2007 for the Mid-Cap Growth and the two Subadvisory Agreements dated September 15, 2008 for the Capital Growth and Small-Cap Growth between NBM, Inc., the predecessor to Neuberger Berman, and PVA, under their terms of assignment, would terminate when the Proposed Acquisition was completed. The change of ownership and control of NBM, Inc. would occur at the close of business on the day the Proposed Acquisition is completed (the "Closing Date"). At the meeting, the Board approved the termination of the Subadvisory Agreements between PVA and NBM, Inc. with respect to Capital Growth ("Capital Growth Old Subadvisory Agreement"), Mid-Cap Growth ("Mid-Cap Growth Old Subadvisory Agreement"), and Small-Cap Growth ("Small-Cap Growth Old Subadvisory Agreement") (together, the "Old Subadvisory Agreements") to be effective on the Closing Date. The Board approved the appointment of Neuberger Berman as the successor subadvisor for Capital Growth, Mid-Cap Growth, and Small-Cap Growth. The Board approved the compensation payable under the new subadvisory agreements between PVA and Neuberger Berman to be effective on the Closing Date (the "Phoenix Capital Growth Series Subadvisory Agreement", the "Phoenix Mid-Cap Growth Series Subadvisory Agreement" and "Phoenix Small-Cap Growth Series Subadvisory Agreement"; together, the "New Subadvisory Agreements"). The Closing Date occurred on May 4, 2009. Copies of the New Subadvisory Agreements are attached as Exhibits A, B and C to this Information Statement.

Each New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

Contractowners who have directed the allocation of their investment to a subaccount corresponding to a Series will receive this Information Statement. Subject to the Fund's Disruptive Trading policy designed to discourage and prevent market timing and excessive trading by investors, which can be harmful to other investors of the Fund's Series, Contractowners may at any time elect to transfer their investment into any other subaccount available through their Contracts without other restrictions.

                         THE OLD SUBADVISORY AGREEMENTS
                         ------------------------------

Capital Growth
--------------

Under the Capital Growth Old Subadvisory Agreement between PVA and NBM, Inc., dated September 15, 2008, NBM, Inc. provided portfolio management services for Capital Growth. The annual rate of fees paid to NBM, Inc. by PVA (not by the Series) was 0.35% on the first $250 million of the average daily net assets and 0.325% on assets over $250 million in Capital Growth. The advisory fee paid to PVA by the Series was 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.60% on assets over $500 million of the average daily net assets in Capital Growth.

Under the Capital Growth Old Subadvisory Agreement, NBM, Inc. provided a continuous investment program to Capital Growth, including making decisions regarding the purchase, retention or disposition of securities or other assets that Capital Growth may have owned or contemplated acquiring from time to time. All services under the Capital Growth Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment objectives, policies and restrictions of Capital Growth as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

Mid-Cap Growth
--------------

Under the Mid-Cap Growth Old Subadvisory Agreement between PVA and NBM, Inc., dated November 27, 2007, NBM, Inc. provided portfolio management services for Mid-Cap Growth. The annual rate of fees paid to NBM, Inc. by PVA (not by the Series) was 0.425% on the first $500 million of the average daily net assets and 0.40% on assets over $500 million in Mid-Cap Growth. The advisory fee paid to PVA by the Series was 0.80% of the average daily net assets in the Mid-Cap Growth.

Under the Mid-Cap Growth Old Subadvisory Agreement, NBM, Inc. provided a continuous investment program to Mid-Cap Growth, including making decisions regarding the purchase, retention or disposition of securities or other assets that Mid-Cap Growth may have owned or contemplated acquiring from time to time. All services under the Mid-Cap Growth Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment objectives, policies and restrictions of Mid-Cap Growth as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

Small-Cap Growth
----------------

Under the Small-Cap Old Subadvisory Agreement between PVA and NBM, Inc., dated September 15, 2008, NBM, Inc. provided portfolio management services for Small-Cap Growth. The annual rate of fees paid to NBM, Inc. by PVA (not by the Series) was 0.55% on the first $300 million of the average daily net assets and 0.40% on assets over $300 million in Small-Cap. (With respect to Small-Cap Growth, the maximum amount of Managed Assets that may be held in the account is $200 million. Additional capacity over $200 million is solely at the discretion of the Subadvisor.) The advisory fee paid to PVA by the Series was 0.85% of the average daily net assets in Small-Cap Growth.

Under the Small-Cap Growth Old Subadvisory Agreement, NBM, Inc. provided a continuous investment program to Small-Cap Growth, including making decisions regarding the purchase, retention or disposition of securities or other assets that Small-Cap Growth may have owned or contemplated acquiring from time to time. All services under the Small-Cap Growth Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of Small-Cap Growth as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

NBM, Inc. had the exclusive authority to manage the investment and reinvestment of the assets of the respective Series, subject to the discretion and control of PVA and the Board. NBM, Inc. provided an investment program for Capital Growth, Mid-Cap Growth and Small-Cap Growth, consistent with each Series' investment objectives, based upon the development, review and adjustment of the investment policies approved from time to time by the Board and PVA in consultation with NBM, Inc. NBM, Inc. agreed to use its best professional judgment to make investment decisions for its respective Series in accordance with the terms of the Old Subadvisory Agreements.

Unless instructed otherwise by PVA, NBM, Inc. had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by NBM, Inc. for the Series, which may have included brokers or dealers affiliated with NBM, Inc. NBM, Inc. used its best efforts to obtain the best execution of transactions at prices that were advantageous to the respective Series and at commission rates that were reasonable in relation to the benefits received. NBM, Inc. may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a Series or other accounts serviced by NMB, Inc. NBM, Inc. may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if it had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the respective Series and other accounts over which the subadvisor exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by NBM, Inc. in managing Capital Growth, Mid-Cap Growth or Small-Cap Growth, but may have been allocated among other accounts, as appropriate.

For the Series' fiscal year ended December 31, 2008, the fees paid to PVA net of the reimbursements under the expense limitation agreement discussed below, as applicable, or, as a result of such reimbursements, the net amount paid by PVA to each Series, were as follows:

    ------------------------------------------------------------------------
         SERIES                                         AMOUNT PAID TO PVA
    ------------------------------------------------------------------------
    Capital Growth (1)                                      $2,087,396
    ------------------------------------------------------------------------
    Mid-Cap Growth (1)                                       $507,859
    ------------------------------------------------------------------------
    Small-Cap Growth (1)                                     $262,749
    ------------------------------------------------------------------------

The subadvisory fees paid by PVA to NBM, Inc., respectively, for the fiscal year ended December 31, 2008 were as follows:

    ------------------------------------------------------------------------
        SERIES                               AMOUNT PAID BY PVA TO NBM, INC.
    ------------------------------------------------------------------------
    Capital Growth                                      $220,571
    ------------------------------------------------------------------------
    Mid-Cap Growth                                      $269,800
    ------------------------------------------------------------------------
    Small-Cap Growth                                     $45,682
    ------------------------------------------------------------------------

The Old Subadvisory Agreements remained in full force and effect only so long as their continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreements could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by PVA, NBM, Inc., as appropriate, the Trustees, or the vote of a majority of the outstanding voting securities of a Series upon sixty days' written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Capital Growth Old Subadvisory Agreement, the

---------------------
(1) The Trust entered into an expense limitation agreement with PVA whereby PVA had agreed to reimburse Capital Growth, Mid-Cap Growth, and Small-Cap Growth for expenses necessary or appropriate for the operation of Capital Growth, Mid-Cap Growth and Small-Cap Growth (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of Capital Growth's average net assets, 0.30% of Mid-Cap Growth's average net assets, and 0.20% of Small-Cap Growth's average net assets. This expense limitation agreement is effective at this rate as of April 30, 2009, and will continue through at least April 30, 2010 to the extent expenses exceed 0.25% of Capital Growth's average net assets, 0.30% of Mid-Cap Growth's average net assets, and 0.20% of Small-Cap Growth's average net assets.

Mid-Cap Growth Old Subadvisory Agreement and the Small-Cap Growth Old Subadvisory Agreement were all considered for renewal and last approved by the Board at a meeting held on November 17-18, 2008.

                         THE NEW SUBADVISORY AGREEMENTS
                         ------------------------------

The New Subadvisory Agreements between PVA and Neuberger Berman provide that Neuberger Berman, the successor to NBM, Inc., will provide a continuous investment program to each Series. The monthly subadvisory fees payable to Neuberger Berman by PVA, not by each Series, is set forth in the table below:

   --------------------------------------------------------------------------
        SERIES                SUBADVISORY FEE PAYABLE TO NEUBERGER BERMAN
   --------------------------------------------------------------------------
   Capital Growth           0.35% on the first $250 million of average daily
                            net assets

                            0.325% on average daily net assets over $250
                            million
   --------------------------------------------------------------------------
   Mid-Cap Growth           0.425% on the first $500 million of average daily
                            net assets

                            0.40% on average daily net assets over $500
                            million
   --------------------------------------------------------------------------
   Small-Cap Growth         0.55% on the first $300 million of average daily
                            net assets

                            0.40% on average daily net assets over $300
                            million
   --------------------------------------------------------------------------

There are no differences between the Old and New Subadvisory Agreements except the change in dates and the subadvisor, Neuberger Berman, the successor to NBM, Inc.

The advisory fees paid to PVA by the Series are set forth below:

   --------------------------------------------------------------------------
        SERIES                   ADVISORY FEE PAID BY THE SERIES TO PVA
   --------------------------------------------------------------------------
   Capital Growth              0.70% on the first $250 million

                               0.65% on the next $250 million

                               0.60% on assets over $500 million of average
                               daily net assets
   --------------------------------------------------------------------------
   Mid-Cap Growth              0.80% of the average daily net assets
   --------------------------------------------------------------------------
   Small-Cap Growth            0.85% of average daily net assets
   --------------------------------------------------------------------------

The fees are calculated daily and paid monthly. As of December 31, 2008, the asset size of Capital Growth was $196,014,750; the asset size of Mid-Cap Growth was $38,727,226 and the asset size of Small-Cap Growth Series was $24,854,642.

The fees paid under the Old Subadvisory Agreements for the last fiscal year are identical to what would have been paid if the New Subadvisory Agreements would have been in effect over that time period.

The services provided by Neuberger Berman under the New Subadvisory Agreements do not differ materially in nature from the services that were provided previously by NBM, Inc. under the Old Subadvisory Agreements. In this regard, under the New Subadvisory Agreements, Neuberger Berman will provide the same investment subadvisory services to the Series, including making decisions regarding the purchase, retention or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreements must be provided in accordance with the Funds' Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Funds' registration statement on file with the SEC, as amended from time to time.

Neuberger Berman will continue to have the exclusive authority to manage the investment and reinvestment of assets of the Series, subject to the discretion and control of PVA and the Board. Neuberger Berman will continue to provide an investment program for each Series consistent with each Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA, in consultation with Neuberger Berman. Neuberger Berman has agreed to use its best professional judgment to make investment decisions for each of the Series in accordance with the terms of the New Subadvisory Agreements.

Unless otherwise instructed by PVA, Neuberger Berman will place all orders for the purchase and sale of investments for each Series with brokers or dealers selected by Neuberger Berman. Neuberger Berman has been instructed to use its best efforts to obtain best execution of transactions at prices that are advantageous to each Series and at commission rates that are reasonable in relation to the benefits received. Neuberger Berman may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Neuberger Berman. Neuberger Berman may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if Neuberger Berman determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for each Series and other accounts over which Neuberger Berman exercises investment discretion. Not all Series research or other services or products will necessarily be used by Neuberger Berman in managing the three Series, but may be allocated among other accounts, as appropriate. Furthermore, Neuberger Berman agrees to make its officers and employees available from time to time to consult with officers and employees of PVA to review the investment policies and investment affairs of each Series and to report to PVA and the Fund's Board of Trustees with respect to the investment philosophy, assumptions, strategies and other information used in connection with the portfolio management.

Unless terminated, the New Subadvisory Agreements will remain in full force and effect until December 31, 2010, and thereafter, only so long as their continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

                              BOARD CONSIDERATIONS
                              --------------------

At the March 4-5, 2009 Board meeting, PVA reported to the Board that LBHI entered into an agreement to sell a controlling interest in NBM, Inc., the subadvisor to the Series. Under the agreement, LBHI intended to sell the Acquired Businesses to NBSH. NBSH is an independent company organized by an employee group consisting of portfolio managers and senior professionals of NBM, Inc.'s management for the purpose of facilitating the acquisition of the Acquired Businesses. A majority interest in the Acquired Businesses is now directly or indirectly owned by portfolio managers, Neuberger Berman's management team, Management Members, as well as a minority interest by LBHI and certain affiliates of LBHI. After NBSH took control of the Acquired Business, NBM, Inc. was reorganized as the entity now known as Neuberger Berman, which became the successor to NBM, Inc. as the subadvisor to the Series.

The Old Subadvisory Agreements would terminate under the terms of assignment on the completion of the Proposed Acquisition due to the reorganization of the subadvisor. The Board, including a majority of the Disinterested Trustees, approved the proposal to terminate the Old Subadvisory Agreements between NBM, Inc. and PVA as of the Closing Date. The Board then approved the appointment of Neuberger Berman as successor subadvisor for Capital Growth, Mid-Cap Growth, and Small-Cap Growth, and approved the compensation payable under the New Subadvisory Agreements between PVA and Neuberger Berman, all to be effective on the Closing Date. The Closing Date occurred on May 4, 2009.

Several of Neuberger Berman's senior management personnel attended the Board meeting where a number of issues, including Neuberger Berman's history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm's overall performance, were reviewed and discussed.

Neuberger Berman personnel advised the Board that the Proposed Acquisition would enable the Management Members to own a majority of the "new" Neuberger Berman business and continue to function and operate in the same manner as NBM, Inc. had. Management Members would be able to exercise control over the investment and operational decisions as well as decisions relating to the future growth of Neuberger Berman. Functional and operational continuity would enable Neuberger Berman to continue to focus on its investment advisory and portfolio management responsibilities. The Neuberger Berman personnel also advised the Board that the portfolio managers under the New Subadvisory Agreements would be the same portfolio managers as under the Old Subadvisory Agreements. Neuberger Berman also reported to the Board that the new firm's compliance program would remain largely intact and robust. Although the new firm would be independent after the Closing Date, the Neuberger Berman personnel advised the Board that it had sufficient capital to operate the investment advisory business. Finally, the Board was advised that the subadvisory fees would remain the same for the Series after the Closing Date.

The Board considered the overall nature, extent, and quality of the services to be provided by Neuberger Berman and whether the cost to PVA of these services would be reasonable. The Board considered the economic viability of Neuberger Berman and was satisfied that the financial statements of Neuberger Berman indicated it was sufficiently capitalized. The Board also considered the investment performance of Neuberger Berman with respect to its investment management of the Series.

The Board noted that the fees under the New Subadvisory Agreements would be paid by PVA out of the advisory fees that it receives under its Advisory Agreements with the Fund, and not by the Series. For this reason, the expected profitability to Neuberger Berman related to its relationship with each Series or the potential economies of scale with respect to Neuberger Berman's advice to the Series were not material factors in the Board's deliberations. Based on all the foregoing reasons, the Board concluded that the proposed New Subadvisory Agreements were favorable for shareholders because shareholders could benefit from the continued management of the Series' assets by the same investment teams at Neuberger Berman.

After considering all of the information presented, based on the qualifications of Neuberger Berman's personnel and the performance of the Series for which Neuberger Berman has previously provided investment advice, the Board concluded that the nature, quality and cost of services to be provided to each Series by the subadvisor were reasonable and in the best interest of each of the Series and their shareholders and approved the proposals.

                                    THE ORDER
                                    ---------

The Fund and PVA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to permit the Fund and PVA to enter into, and materially amend, subadvisory agreements without shareholder approval. Therefore, the Fund and PVA have the right, subject to prior approval by the Board, to hire, terminate, and replace subadvisors without the approval of the shareholders of the Series, including, without limitation, to replace or reinstate any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Board. The Order requires that shareholders of a Series be provided with an information statement such as this one within 90 days of any change in subadvisors.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund Contracts issued by PLIC, PHL Variable and PLAC. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) that correspond to a series of the Fund. The subaccounts, in turn, invest in shares of a corresponding series. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d) (3) of the Exchange
Act) owns beneficially of record 5% or more of the outstanding shares of a series. Outstanding shares of beneficial interest of a series beneficially owned under a contract or policy by the Trustees and the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

Neuberger Berman and its affiliates had approximately $165.1 billion in assets under management as of December 31, 2008. None of the directors or officers of Neuberger Berman is a Trustee or officer of the Funds. There are no Fund Trustees in any material transactions, directly or indirectly, to which the subadvisor to the Series was or is a party to the transaction. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the New Subadvisory Agreements.

Capital Growth will be managed by Neuberger Berman's Large Cap Disciplined Growth Team. Portfolio Managers on the team jointly and primarily responsible for the day-to-day management of the Series are as follows:

         Daniel Rosenblatt is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team. He joined Neuberger Berman in 1990. He began his investment career in 1981 as an Industry Analyst at Warburg Pincus and later, Merrill Lynch. He also spent time at securities and publishing startups.

         John J. Barker is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team. He joined Neuberger Berman in 1994. Previously, John was an equity research analyst following Healthcare, Technology and Aerospace companies at Wall Street firms including Martin Simpson and Co. where he worked in research and research sales roles. Prior to beginning his investment career John spent three years as a financial analyst at Morgan Stanley and Co. and four years as an Audit Supervisor at Main Hurdman and Co., CPA's.

         Daniel J. Fletcher, CFA is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team. He joined Neuberger Berman in 2004. Previously, he spent nine years as an Equity Research Analyst and Product Manager at Lehman Brothers. He also worked as an associate at The Batavia Group Ltd. He began his career in 1992 at Deloitte & Touche.

         Lawrence K. Fisher, Managing Director, joined the Firm in 1998. Larry is a Portfolio Manager on the Large Cap Disciplined Growth team. Prior to joining Neuberger Berman, he served as a securities analyst at Salomon Brothers as well as Sanford C. Bernstein. He was also a management consultant at Chem Systems.

Mid-Cap Growth will be managed by members of Neuberger Berman's Growth Equity team. The team consists of portfolio managers, analysts and traders. The Portfolio Manager primarily responsible for the day-to-day management of the Series is as follows:

         Kenneth Turek, CFA, is a managing director and portfolio manager on the Growth Equity team. He joined Neuberger Berman in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer as Cole Taylor Bank. He began his investment career in 1985 at Northern Trust.

Small-Cap Growth will be managed by members of Neuberger Berman's Growth Equity team. The team consists of portfolio managers, analysts and traders. The Portfolio Manager primarily responsible for the day-to-day management of the Series is as follows:

         David Burshtan is a managing director and portfolio manager on the Growth Equity team. He joined Neuberger Berman in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank. He began his investment career in 1988 as an analyst at Rotan Mosle.

Listed below are the names of the principal executive officers and each director of Neuberger Berman. None are Trustees or officers of the Fund.

--------------------------------------------------------------------------------------------------
     NAME              POSITION WITH SUBADVISOR & PRINCIPAL OCCUPATION       POSITION WITH FUND
--------------------------------------------------------------------------------------------------
Joseph V. Amato      Director                                                       None
--------------------------------------------------------------------------------------------------
Robert Conti         President and Chief Executive Officer                          None
--------------------------------------------------------------------------------------------------
Allison Deans        Managing Director, Chief Investment Officer (Equities)         None
--------------------------------------------------------------------------------------------------
Bradley C. Tank      Managing Director, Chief Investment Officer (Fixed             None
                     Income)
--------------------------------------------------------------------------------------------------
Andrew Provencher    Managing Director, Head of Intermediary Distribution           None
--------------------------------------------------------------------------------------------------
Edward Grieb         Chief Financial Officer and Treasurer                          None
--------------------------------------------------------------------------------------------------

As of January 1, 2009, Neuberger Berman acted as an investment advisor or subadvisor to two mutual funds that have similar investment objectives as Capital Growth; four mutual funds that have similar investment objectives as Mid-Cap Growth and four mutual funds that have similar investment objectives as Small-Cap Growth. The following table provides information for the other mutual funds.

--------------------------------------------------------------------------------------------------------------
         NAME OF FUND                                SIZE OF FUND AS OF                 FEES PAID
                                                   12/31/08 (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------
Neuberger Berman Large Cap Disciplined                    $39.4               0.550% of first $250 million
Growth Fund (1)                                                               0.525% on next $250 million
                                                                              0.500% on next $250 million
                                                                              0.475% on next $250 million
                                                                              0.450% on next $500 million
                                                                              0.425% on next $2.5 billion
                                                                              0.400% over $4 billion
--------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Growth Fund (1)                  $330.5              0.550% of first $250 million
                                                                              0.525% on next $250 million
                                                                              0.500% on next $250 million
                                                                              0.475% on next $250 million
                                                                              0.450% on next $500 million
                                                                              0.425% on next $2.5 billion
                                                                              0.400% on next $4 billion
--------------------------------------------------------------------------------------------------------------
Neuberger Berman Small Cap Growth Fund (1)                $222.1              0.850% of first $250 million
                                                                              0.800% on next $250 million
                                                                              0.750% on next $250 million
                                                                              0.700% on next $250 million
                                                                              0.650% over $1 billion
--------------------------------------------------------------------------------------------------------------
Sub-Advised Account A (2)                                 $33.8               0.350% of first $100 million
                                                                              0.300% over $100 million
--------------------------------------------------------------------------------------------------------------
Sub-Advised Account B (2)                                 $317.8              0.400% on first $1 billion
                                                                              0.350% over $1 billion
--------------------------------------------------------------------------------------------------------------
Sub-Advised Account C (2)                                 $67.5               0.400% on first $1 billion
                                                                              0.350% over $1 billion
--------------------------------------------------------------------------------------------------------------
Sub-Advised Account D (2)                                 $74.9               0.450% on first $250 million
                                                                              0.425% on next $250 million
                                                                              0.400% over $500 million
--------------------------------------------------------------------------------------------------------------
Sub-Advised Account E (2)                                 $83.1               0.500% on first $100 million
                                                                              0.450% on next $200 million
                                                                              0.400% over $300 million
--------------------------------------------------------------------------------------------------------------
Sub-Advised Account F (2)                                 $53.8               0.600% on first $150 million
                                                                              0.550% on next $150 million
                                                                              0.400% over $300 million
--------------------------------------------------------------------------------------------------------------
Sub-Advised Account G (2)                                 $34.3               0.550% on first $150 million
                                                                              0.500% on the next $150 million
                                                                              0.400% over $300 million
--------------------------------------------------------------------------------------------------------------

   (1) Size of Fund includes all classes of shares. Fees are only for investment management services.
   (2) For confidentiality purposes, the names of the sub-advised accounts have been omitted. Sub-Advised Account A has similar investment objectives to Capital Growth, Sub-Advised Account B, C, and D have similar investment objectives to Mid-Cap Growth, and Sub-Advised Accounts E, F, and G have similar investment objectives to Small-Cap Growth.

PVA is wholly-owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06102. PM Holdings, Inc. owns 100% of PVA's voting securities. PM Holdings, Inc. is wholly-owned by PLIC, located at One American Row, Hartford, Connecticut 06102. PLIC owns 100% of PM Holdings, Inc.'s voting securities. PLIC is wholly-owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06103. The Phoenix Companies, Inc. owns 100% of PLIC's voting securities. PLIC serves as the shareholder servicing agent to the Fund, and was paid $235,843 by the Fund during the last fiscal year for performing those services. Phoenix Equity Planning Corporation ("PEPCO") served as administrator, underwriter and distributor to four series of the Fund for the last year. PEPCO is located at 610 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462. PEPCO provided these services as an affiliate and as such was not directly compensated.

For the year ended December 31, 2008, the Fund paid $2,043,251 in brokerage commissions. Commissions were paid by the Fund to three affiliated broker dealers, including $23,964 to Fred Alger Management, $14,409 to Sanford C. Bernstein and $62,346 to Morgan Stanley.

                               SHAREHOLDER REPORTS
                               -------------------

Copies of the Fund's annual report for the fiscal year ended December 31, 2008 will be furnished without charge upon request. ANY SUCH REQUEST SHOULD BE DIRECTED TO PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS BY CALLING (800) 541-0171, OR BY WRITING TO PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS, P. O. BOX 8027, BOSTON, MASSACHUSETTS 02266-8027.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

The Fund sent only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address, unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or writing to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027.

If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order to terminate NBM, Inc. as subadvisors to the Series and to approve the New Subadvisory Agreements without a shareholder meeting.

Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kathleen A. McGah
Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                      By Order of the Board of Trustees,

                                      /s/ Kathleen A. McGah
                                      Kathleen A. McGah
                                      Vice President, Chief Legal Officer,
                                      Counsel and Secretary

Hartford, Connecticut
July 30, 2009

                                                                       EXHIBIT A

                              SUBADVISORY AGREEMENT
                          THE PHOENIX EDGE SERIES FUND
                          PHOENIX CAPITAL GROWTH SERIES

Neuberger Berman Management LLC
605 Third Avenue
New York, NY 10158

    AGREEMENT made as of the 4th day of May, 2009 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws of the State of Delaware, and Neuberger Berman Management LLC (the "Subadvisor"), a corporation organized under the laws of the State of New York.

    WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

    WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Capital Growth Series (the "Series"); and

    WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Series; and

    WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Series, including providing general oversight of the Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Series; and

    WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Series; and

    WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as subadvisor with regard to the assets of the Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts such appointment to serve as subadvisor of the Assets and agrees to use its best professional judgment to make investment decisions and provide related services for the Assets of the Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the Assets of the Series entrusted to it under this Agreement, including the purchase, retention, and disposition of assets, securities, and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

       (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Assets of the Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time, (collectively, the "Prospectus");
    (ii) the Fund's Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, ("Declaration of Trust"); (iii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended, (the "1933 Act") and the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations thereunder; (iv) the Internal Revenue Code of 1986, as amended, (the "Code") and the rules and regulations thereunder, including but not limited to the requirements for adequate diversification under Section 817(h) of the Code, for treatment by the Series as a regulated investment company under sub-chapter M of the Code, and for avoiding payment of any excise tax under Section 4982 of the Code; (v) all other applicable federal and state laws, as each may be amended from time to time; and (vi) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

       (b) The Subadvisor shall furnish a continuous investment program and shall determine what portfolio investments will be purchased, retained, or sold by the Series with regards to the Assets of the Series in conformity with the Prospectus and other Investment Requirements.

       (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Series in accordance with this Agreement.

       (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Assets of the Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

       (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Assets of the Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Assets of the Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

       (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

       (g) The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

       (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Assets of the Series with brokers or dealers selected by the Subadvisor, as more fully specified below in Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Assets of the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Assets of the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as described herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Assets of the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian other than arrangements, acts, omissions or other conduct arising in reliance on instructions of the Subadvisor.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, with respect to the Assets of the Series. In addition, the Subadvisor shall maintain such other records relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by request.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers, including any brokers and dealers affiliated with the Subadvisor, to execute transactions initiated by the Subadvisor on behalf of the Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

       (a) The Subadvisor shall at all times seek "best-execution", as defined in Section 28(e)(1) of the 1934 Act.

       (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

       (c) In placing orders for the sale and purchase of securities for the Assets of the Series, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Series, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Series, as to which the Subadvisor exercises investment discretion, notwithstanding that the Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Series a lower commission on the particular transaction.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

       (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

       (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Assets of the Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11. Indemnification.

       (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Advisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement.

    In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

       (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Advisor resulting from (i) the Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions with respect to the Assets of the Series according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

    In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Series. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act. The Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur and to take the steps it deems necessary. The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

       (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

       (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

       (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

       (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

       (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

       (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

       (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 15 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and all other records relevant to the Subadvisor's code of ethics as may be reasonably requested by the Advisor or Trustees from time to time.

       (h) It will use all necessary efforts to manage the Assets of the Series so that it will satisfy the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

       (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

       (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

       (k) It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Assets of the Series in accordance with the requirements thereunder.

       (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

       (m) It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

       (n) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in substantially the form presented in Schedule E attached hereto and made a part hereof.

       (o) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor's policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Series.

17. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

       (a) It is registered as an "investment advisor" under the Advisers Act.

       (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

       (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

       (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

       (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

       (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus,
    (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

       (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

       (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

       (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

       (c) The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

       (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act; (iii) diversification of the Assets of the Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Assets of the Series investment program, including, without limitation, analyses of Series performance pertaining to the Assets of the Series;

       (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Series performance pertaining to the Assets of the Series; (ii) disclosure related to the portfolio management of the Assets of the Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

       (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any reasonable information that they may request in connection with the Fund.

    In addition, the Subadvisor shall immediately notify and forward to both the Advisor and legal counsel for the Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

20. Proxies and Class Actions. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the proxy voting policy and procedures adopted by the Subadvisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the Assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all such proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with quarterly proxy voting reports containing a record of votes cast containing all of the voting information required by Form N-PX. The Subadvisor will not advise or act on behalf of the Series to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadvisor will not advise or act on behalf of the Series in regards to class action filings, with respect to any securities held by the Series.

21. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets pertaining to the Assets of the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

22. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2010, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

    If to the Advisor:           PHOENIX VARIABLE ADVISORS, INC.
                                 One American Row
                                 Hartford, Connecticut 06102
                                 Attention: Doreen A. Bonner, Vice President and
                                         Chief Compliance Officer
                                 Telephone: (860) 403-5456
                                 Facsimile: (860) 403-7203
                                 Email: Doreen.Bonner@phoenixwm.com

    If to the Subadvisor:        NEUBERGER BERMAN MANAGEMENT LLC
                                 605 Third Avenue, 21st Floor
                                 New York, New York 10158
                                 Attention: Maxine Gerson
                                 Telephone: (212) 476-9000
                                 Facsimile: (212) 476-5781
                                 Email: mgerson@nb.com

25. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty
    (60) days' written notice to the other party but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other party.

26. Use of Subadvisor's Name. Subadvisor hereby grants to the Fund and Advisor a non-exclusive, royalty-free, worldwide license to use the subadvisor's name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement. The Fund shall furnish, or shall cause to be furnished, to the subadvisor or its designee, each piece of sales literature or other promotional material in which the subadvisor is named, at least ten (10) business days prior to its use. The subadvisor shall be permitted to review and approve the material in written or electronic form prior to such printing. No such material shall be used if the subadvisor or its designee reasonably objects to such use within ten
    (10) business days after receipt of this material, such approval, may not be unreasonably withheld.

27. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

28. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

29. Certifications. The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the Chief Executive Officer and the Chief Financial Officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-SAR as required under the Sarbanes-Oxley Act of 2002.

30. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

31. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                          THE PHOENIX EDGE SERIES FUND

                                          By:/s/ Kathleen A. McGah
                                             -----------------------------------
                                          Name: Kathleen A. McGah
                                          Title: Vice President and Secretary

                                          PHOENIX VARIABLE ADVISORS, INC.

                                          By: /s/ John H. Beers
                                              ----------------------------------
                                          Name: John H. Beers
                                          Title: Vice President and Secretary

ACCEPTED:

NEUBERGER BERMAN MANAGEMENT LLC

By: /s/ Robert Conti
    -----------------------
Name: Robert Conti
Title: President

SCHEDULES:      A. Operational Procedures
                B. Records to be Maintained by the Subadvisor
                C. Subadvisory Fee
                D. Subadvisor Functions
                E. Form of Sub-Certification

                                 SCHEDULE A
                                 ----------

                           OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by the Subadvisor to State Street Bank and Trust Company (the "Custodian") and PNC Global Investment Servicing (the "Sub-Accounting Agent") for the Fund.

The Subadvisor must furnish the Custodian and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern time) on the day of the trade (confirmation received from broker). The necessary information can be sent electronically or via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

    1.  Purchase or sale;
    2.  Security name;
    3.  Security identifier (e.g., CUSIP), if applicable;
    4.  Number of shares and sales price per share;
    5.  Executing broker;
    6. Settlement instructions for foreign trades; clearing and executing broker for domestic trades;
    7.  Trade date;
    8.  Settlement date;
    9.  Aggregate commission or if a net trade;
    10. Interest purchased or sold from interest bearing security;
    11. Other fees;
    12. Net proceeds of the transaction;
    13. Exchange where trade was executed;
    14. Currency for foreign trades;
    15. Ticker symbol for domestic trades; and
    16. Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Series, the account must be a cash account. No margin accounts are to be maintained in the name of the Series. Delivery instructions are as specified by the Custodian. The Custodian and Sub-Accounting Agent will supply the Subadvisor daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection report, which shall include cash detail and pending trades. This will normally be done by electronically or via facsimile machine by confirmed facsimile or confirmed electronic transmission so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadvisor on behalf of the Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;
    B. The terms and conditions of the order and of any modifications or cancellations thereof;
    C. The time of entry or cancellation;
    D. The price at which executed;
    E. The time of receipt of a report of execution; and
    F. The name of the person who placed the order on behalf of the Fund.

2.  (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
    (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Series securities placed by the Subadvisor to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

       (i)   The sale of shares of the Fund by brokers or dealers.
       (ii)  The supplying of services or benefits by brokers or dealers to:
             (a) The Fund,
             (b) The Advisor,
             (c) The Subadvisor, and
             (d) Any person other than the foregoing.
       (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B. Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
    Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor's transactions for the Series.

--------------------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadvisor review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below.

The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

       Name of Series:                        Annual Subadvisory Fee Rate

Phoenix Capital Growth Series          0.35% on the first $250 million of series
                                             assets
                                       0.325% on series assets over $250 million

                                   SCHEDULE D
                                   ----------

                              SUBADVISOR FUNCTIONS

    With respect to managing the investment and reinvestment of the Series' assets, the Subadvisor shall provide, at its own expense:

(a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b) Implementation of the investment program for the Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

(d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f) Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:    Form N-CSR Certification for the [Name of Series].

From:  [Name of Subadvisor]

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

       [Name of Series].

       In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR for the Series.

       Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

    a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

    b. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series' Chief Accounting Officer:

    a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadvisor's internal controls and procedures which could adversely affect the Advisor's ability to record, process, summarize and report financial data in a timely fashion;

    b. Any fraud, whether or not material, that involves the Subadvisor's management or other employees who have significant role in the Subadvisor's internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

    a. The Subadvisor's portfolio manager has complied with the restrictions and reporting requirements of the Subadvisor's Code of Ethics (the "Code").

    b. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

    c. I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor's compliance officer.

    d. The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

---------------------------------            --------------------------------
[Name of Authorized Signature]               Date

                                                                       EXHIBIT B

                              SUBADVISORY AGREEMENT
                          THE PHOENIX EDGE SERIES FUND
                          PHOENIX MID-CAP GROWTH SERIES

Neuberger Berman Management LLC
605 Third Avenue
New York, NY 10158

       AGREEMENT made as of the 4th day of May, 2009 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws of the State of Delaware, and Neuberger Berman Management LLC (the "Subadvisor"), a corporation organized under the laws of the State of New York.

       WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

       WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Mid-Cap Growth Series (the "Series"); and

       WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Series; and

       WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Series, including providing general oversight of the Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Series; and

       WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Series; and

       WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

       NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as subadvisor with regard to the assets of the Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts such appointment to serve as subadvisor of the Assets and agrees to use its best professional judgment to make investment decisions and provide related services for the Assets of the Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the Assets of the Series entrusted to it under this Agreement, including the purchase, retention, and disposition of assets, securities, and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

           (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Assets of the Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time, (collectively, the "Prospectus"); (ii) the Fund's Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, ("Declaration of Trust"); (iii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended, (the "1933 Act") and the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations thereunder; (iv) the Internal Revenue Code of 1986, as amended, (the "Code") and the rules and regulations thereunder, including but not limited to the requirements for adequate diversification under Section 817(h) of the Code, for treatment by the Series as a regulated investment company under sub-chapter M of the Code, and for avoiding payment of any excise tax under Section 4982 of the Code; (v) all other applicable federal and state laws, as each may be amended from time to time; and (vi) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

           (b) The Subadvisor shall furnish a continuous investment program and shall determine what portfolio investments will be purchased, retained, or sold by the Series with regards to the Assets of the Series in conformity with the Prospectus and other Investment Requirements.

           (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Series in accordance with this Agreement.

           (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Assets of the Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

           (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Assets of the Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Assets of the Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

           (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

           (g) The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

           (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Assets of the Series with brokers or dealers selected by the Subadvisor, as more fully specified below in
       Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Assets of the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Assets of the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as described herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Assets of the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian other than arrangements, acts, omissions or other conduct arising in reliance on instructions of the Subadvisor.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, with respect to the Assets of the Series. In addition, the Subadvisor shall maintain such other records relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by request.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers, including any brokers and dealers affiliated with the Subadvisor, to execute transactions initiated by the Subadvisor on behalf of the Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

           (a) The Subadvisor shall at all times seek "best-execution", as defined in Section 28(e)(1) of the 1934 Act.

           (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

           (c) In placing orders for the sale and purchase of securities for the Assets of the Series, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Series, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Series, as to which the Subadvisor exercises investment discretion, notwithstanding that the Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Series a lower commission on the particular transaction.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

           (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

           (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Assets of the Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11.    Indemnification.

           (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Advisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement.

           In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

           (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Advisor resulting from (i) the Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions with respect to the Assets of the Series according to the standards and requirements of the 1934 Act, the 1940
       Act and the Advisers Act.

           In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Series. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act. The Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in
       Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur and to take the steps it deems necessary. The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

           (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

           (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

           (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

           (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

           (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

           (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

           (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 15 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and all other records relevant to the Subadvisor's code of ethics as may be reasonably requested by the Advisor or Trustees from time to time.

           (h) It will use all necessary efforts to manage the Assets of the Series so that it will satisfy the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

           (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

           (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

           (k) It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Assets of the Series in accordance with the requirements thereunder.

           (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

           (m) It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

           (n) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in substantially the form presented in Schedule E attached hereto and made a part hereof.

           (o) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor's policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Series.

17. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

           (a) It is registered as an "investment advisor" under the Advisers
       Act.

           (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

           (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

           (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

           (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

           (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

           (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

           (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

           (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

           (c) The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

           (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act;
       (iii) diversification of the Assets of the Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Assets of the Series investment program, including, without limitation, analyses of Series performance pertaining to the Assets of the Series;

           (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Series performance pertaining to the Assets of the Series; (ii) disclosure related to the portfolio management of the Assets of the Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

           (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any reasonable information that they may request in connection with the Fund.

           In addition, the Subadvisor shall immediately notify and forward to both the Advisor and legal counsel for the Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

20. Proxies and Class Actions. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the proxy voting policy and procedures adopted by the Subadvisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the Assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all such proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with quarterly proxy voting reports containing a record of votes cast containing all of the voting information required by Form N-PX. The Subadvisor will not advise or act on behalf of the Series to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadvisor will not advise or act on behalf of the Series in regards to class action filings, with respect to any securities held by the Series.

21. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets pertaining to the Assets of the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

22. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2009, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

       If to the Advisor:             PHOENIX VARIABLE ADVISORS, INC.
                                      One American Row
                                      Hartford, Connecticut 06102
                                      Attention: Doreen A. Bonner, Vice
                                          President and Chief Compliance Officer
                                      Telephone: (860) 403-5456
                                      Facsimile: (860) 403-7203
                                      Email: Doreen.Bonner@phoenixwm.com

       If to the Subadvisor:          NEUBERGER BERMAN MANAGEMENT LLC
                                      605 Third Avenue, 21st Floor
                                      New York, New York 10158
                                      Attention: Maxine Gerson
                                      Telephone: (212) 476-9000
                                      Facsimile: (212) 476-5781
                                      Email: mgerson@nb.com

25. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other party.

26. Use of Subadvisor's Name. Subadvisor hereby grants to the Fund and Advisor a non-exclusive, royalty-free, worldwide license to use the subadvisor's name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement. The Fund shall furnish, or shall cause to be furnished, to the subadvisor or its designee, each piece of sales literature or other promotional material in which the subadvisor is named, at least ten (10) business days prior to its use. The subadvisor shall be permitted to review and approve the material in written or electronic form prior to such printing. No such material shall be used if the subadvisor or its designee reasonably objects to such use within ten (10) business days after receipt of this material, such approval, may not be unreasonably withheld.

27. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

28. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

29. Certifications. The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the Chief Executive Officer and the Chief Financial Officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-SAR as required under the Sarbanes-Oxley Act of 2002.

30. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

31. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                             THE PHOENIX EDGE SERIES FUND

                                             By: /s/ Kathleen A. McGah
                                                 -------------------------------
                                             Name: Kathleen A. McGah
                                             Title: Vice President and Secretary

                                             PHOENIX VARIABLE ADVISORS, INC.

                                             By: /s/ John H. Beers
                                                 -------------------------------
                                             Name: John H. Beers
                                             Title: Vice President and Secretary
ACCEPTED:

NEUBERGER BERMAN MANAGEMENT LLC

By:/s/ Robert Conti
   ----------------------------
Name: Robert Conti
Title: President

SCHEDULES:             A.      Operational Procedures
                       B.      Records to be Maintained by the Subadvisor
                       C.      Subadvisory Fee
                       D.      Subadvisor Functions
                       E.      Form of Sub-Certification

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

       In order to minimize operational problems, it will be necessary for a flow of information to be supplied by the Subadvisor to State Street Bank and Trust Company (the "Custodian") and PNC Global Investment Servicing (the "Sub-Accounting Agent") for the Fund.

       The Subadvisor must furnish the Custodian and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern time) on the day of the trade (confirmation received from broker). The necessary information can be sent electronically or via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

       1.     Purchase or sale;
       2.     Security name;
       3.     Security identifier (e.g., CUSIP), if applicable;
       4.     Number of shares and sales price per share;
       5.     Executing broker;
       6. Settlement instructions for foreign trades; clearing and executing broker for domestic trades;
       7.     Trade date;
       8.     Settlement date;
       9.     Aggregate commission or if a net trade;
       10.    Interest purchased or sold from interest bearing security;
       11.    Other fees;
       12.    Net proceeds of the transaction;
       13.    Exchange where trade was executed;
       14.    Currency for foreign trades;
       15.    Ticker symbol for domestic trades; and
       16.    Identified tax lot (if applicable).

       When opening accounts with brokers for, and in the name of, the Series, the account must be a cash account. No margin accounts are to be maintained in the name of the Series. Delivery instructions are as specified by the Custodian. The Custodian and Sub-Accounting Agent will supply the Subadvisor daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection report, which shall include cash detail and pending trades. This will normally be done by electronically or via facsimile machine by confirmed facsimile or confirmed electronic transmission so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadvisor on behalf of the Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

       A.    The name of the broker;
       B. The terms and conditions of the order and of any modifications or cancellations thereof;
       C.    The time of entry or cancellation;
       D.    The price at which executed;
       E.    The time of receipt of a report of execution; and
       F.    The name of the person who placed the order on behalf of the Fund.

2.     (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
       (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Series securities placed by the Subadvisor to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

       A.    Shall include the consideration given to:

             (i)    The sale of shares of the Fund by brokers or dealers.
             (ii) The supplying of services or benefits by brokers or dealers to:
                    (a)   The Fund,
                    (b)   The Advisor,
                    (c)   The Subadvisor, and
                    (d)   Any person other than the foregoing.
             (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

       B.    Shall show the nature of the services or benefits made available.

       C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

       D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
       Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor's transactions for the Series.

---------------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadvisor review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

       For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below.

       The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

       NAME OF SERIES:                       ANNUAL SUBADVISORY FEE RATE

Phoenix Mid-Cap Growth Series                0.425% on the first $500 million of
                                                average net assets
                                             0.40% on average net assets in
                                                excess of $500 million

                                   SCHEDULE D
                                   ----------

                              SUBADVISOR FUNCTIONS

       With respect to managing the investment and reinvestment of the Series' assets, the Subadvisor shall provide, at its own expense:

(a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b) Implementation of the investment program for the Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

(d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f) Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:    Form N-CSR Certification for the [Name of Series].

From:  [Name of Subadvisor]

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

       [Name of Series].

       In connection with your certification responsibility under Rule
       30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR for the Series.

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

   a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

   b. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series' Chief Accounting Officer:

   a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadvisor's internal controls and procedures which could adversely affect the Advisor's ability to record, process, summarize and report financial data in a timely fashion;

   b. Any fraud, whether or not material, that involves the Subadvisor's management or other employees who have significant role in the Subadvisor's internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

   a. The Subadvisor's portfolio manager has complied with the restrictions and reporting requirements of the Subadvisor's Code of Ethics (the "Code").

   b. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

   c. I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor's compliance officer.

   d. The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

-------------------------------                       --------------------------
[Name of Authorized Signature]                        Date

                                                                       EXHIBIT C

                              SUBADVISORY AGREEMENT
                          THE PHOENIX EDGE SERIES FUND
                         PHOENIX SMALL-CAP GROWTH SERIES

Neuberger Berman Management LLC
605 Third Avenue
New York, NY 10158

    AGREEMENT made as of the 4th day of May, 2009 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws of the State of Delaware, and Neuberger Berman Management LLC (the "Subadvisor"), a corporation organized under the laws of the State of New York.

    WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

    WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Small-Cap Growth Series (the "Series"); and

    WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Series; and

    WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Series, including providing general oversight of the Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Series; and

    WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Series; and

    WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as subadvisor with regard to the assets of the Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts such appointment to serve as subadvisor of the Assets and agrees to use its best professional judgment to make investment decisions and provide related services for the Assets of the Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the Assets of the Series entrusted to it under this Agreement, including the purchase, retention, and disposition of assets, securities, and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

         (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Assets of the Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time, (collectively, the "Prospectus"); (ii) the Fund's Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, ("Declaration of Trust"); (iii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended, (the "1933 Act") and the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations thereunder; (iv) the Internal Revenue Code of 1986, as amended, (the "Code") and the rules and regulations thereunder, including but not limited to the requirements for adequate diversification under Section 817(h) of the Code, for treatment by the Series as a regulated investment company under sub-chapter M of the Code, and for avoiding payment of any excise tax under Section 4982 of the Code; (v) all other applicable federal and state laws, as each may be amended from time to time; and (vi) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

         (b) The Subadvisor shall furnish a continuous investment program and shall determine what portfolio investments will be purchased, retained, or sold by the Series with regards to the Assets of the Series in conformity with the Prospectus and other Investment Requirements.

         (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Series in accordance with this Agreement.

         (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Assets of the

    Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

         (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Assets of the Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Assets of the Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

         (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

         (g) The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

         (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Assets of the Series with brokers or dealers selected by the Subadvisor, as more fully specified below in
    Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Assets of the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Assets of the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as described herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Assets of the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian other than arrangements, acts, omissions or other conduct arising in reliance on instructions of the Subadvisor.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, with respect to the Assets of the Series. In addition, the Subadvisor shall maintain such other records relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by request.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers, including any brokers and dealers affiliated with the Subadvisor, to execute transactions initiated by the Subadvisor on behalf of the Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

         (a) The Subadvisor shall at all times seek "best-execution", as defined in Section 28(e)(1) of the 1934 Act.

         (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

         (c) In placing orders for the sale and purchase of securities for the Assets of the Series, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Series, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Series, as to which the Subadvisor exercises investment discretion, notwithstanding that the Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Series a lower commission on the particular transaction.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

         (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

         (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Assets of the Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11. Indemnification.
    ----------------

         (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Advisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement.

    In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Advisor resulting from (i) the Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions with respect to the Assets of the Series according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

    In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable.
    Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Series. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act. The Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur and to take the steps it deems necessary. The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

         (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

         (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

         (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

         (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

         (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

         (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 15 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and all other records relevant to the Subadvisor's code of ethics as may be reasonably requested by the Advisor or Trustees from time to time.

         (h) It will use all necessary efforts to manage the Assets of the Series so that it will satisfy the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

         (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

         (k) It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Assets of the Series in accordance with the requirements thereunder.

         (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

         (m) It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

         (n) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in substantially the form presented in Schedule E attached hereto and made a part hereof.

         (o) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor's policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Series.

17. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

         (a) It is registered as an "investment advisor" under the Advisers Act.

         (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

         (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

         (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

         (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

         (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

         (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

         (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

         (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

         (c) The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

         (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act; (iii) diversification of the Assets of the Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Assets of the Series investment program, including, without limitation, analyses of Series performance pertaining to the Assets of the Series;

         (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Series performance pertaining to the Assets of the Series; (ii) disclosure related to the portfolio management of the Assets of the Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

         (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any reasonable information that they may request in connection with the Fund.

    In addition, the Subadvisor shall immediately notify and forward to both the Advisor and legal counsel for the Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

20. Proxies and Class Actions. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the proxy voting policy and procedures adopted by the Subadvisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the Assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all such proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with quarterly proxy voting reports containing a record of votes cast containing all of the voting information required by Form N-PX. The Subadvisor will not advise or act on behalf of the Series to file Form
    N-PX as required by Rule 30b1-4 under the Act. The Subadvisor will not advise or act on behalf of the Series in regards to class action filings, with respect to any securities held by the Series.

21. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets pertaining to the Assets of the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

22. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2010, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

    If to the Advisor:           PHOENIX VARIABLE ADVISORS, INC.
                                 One American Row
                                 Hartford, Connecticut 06102
                                 Attention: Doreen A. Bonner, Vice President and
                                         Chief Compliance Officer
                                 Telephone: (860) 403-5456
                                 Facsimile: (860) 403-7203
                                 Email: Doreen.Bonner@phoenixwm.com

    If to the Subadvisor:        NEUBERGER BERMAN MANAGEMENT LLC
                                 605 Third Avenue, 21st Floor
                                 New York, New York 10158
                                 Attention: Maxine Gerson
                                 Telephone: 212-476-9000
                                 Facsimile: (212) 476-5781
                                 Email: mgerson@nb.com

25. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty
    (60) days' written notice to the other party but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other party.

26. Use of Subadvisor's Name. Subadvisor hereby grants to the Fund and Advisor a non-exclusive, royalty-free, worldwide license to use the subadvisor's name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement. The Fund shall furnish, or shall cause to be furnished, to the subadvisor or its designee, each piece of sales literature or other promotional material in which the subadvisor is named, at least ten (10) business days prior to its use. The subadvisor shall be permitted to review and approve the material in written or electronic form prior to such printing. No such material shall be used if the subadvisor or its designee reasonably objects to such use within ten
    (10) business days after receipt of this material, such approval, may not be unreasonably withheld.

27. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

28. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

29. Certifications. The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the Chief Executive Officer and the Chief Financial Officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-SAR as required under the Sarbanes-Oxley Act of 2002.

30. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

31. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                            THE PHOENIX EDGE SERIES FUND

                                            By: /s/ Kathleen A. McGah
                                            -----------------------------------
                                            Name: Kathleen A. McGah
                                            Title: Vice President and Secretary

                                            PHOENIX VARIABLE ADVISORS, INC.

                                            By: /s/ John H. Beers
                                            -----------------------------------
                                            Name: John H. Beers
                                            Title: Vice President and Secretary

ACCEPTED:

NEUBERGER BERMAN MANAGEMENT LLC

By: /s/ Robert Conti
-------------------------------------
Name: Robert Conti
Title: President

SCHEDULES:             A.    Operational Procedures
                       B.    Records to be Maintained by the Subadvisor
                       C.    Subadvisory Fee
                       D.    Subadvisor Functions
                       E.    Form of Sub-Certification

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by the Subadvisor to State Street Bank and Trust Company (the "Custodian") and PNC Global Investment Servicing (the "Sub-Accounting Agent") for the Fund.

The Subadvisor must furnish the Custodian and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern time) on the day of the trade (confirmation received from broker). The necessary information can be sent electronically or via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

    1.   Purchase or sale;
    2.   Security name;
    3.   Security identifier (e.g., CUSIP), if applicable;
    4.   Number of shares and sales price per share;
    5.   Executing broker;
    6. Settlement instructions for foreign trades; clearing and executing broker for domestic trades;
    7.   Trade date;
    8.   Settlement date;
    9.   Aggregate commission or if a net trade;
    10.  Interest purchased or sold from interest bearing security;
    11.  Other fees;
    12.  Net proceeds of the transaction;
    13.  Exchange where trade was executed;
    14.  Currency for foreign trades;
    15.  Ticker symbol for domestic trades; and
    16.  Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Series, the account must be a cash account. No margin accounts are to be maintained in the name of the Series. Delivery instructions are as specified by the Custodian. The Custodian and Sub-Accounting Agent will supply the Subadvisor daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection report, which shall include cash detail and pending trades. This will normally be done by electronically or via facsimile machine by confirmed facsimile or confirmed electronic transmission so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISOR

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadvisor on behalf of the Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A.  The name of the broker;
    B. The terms and conditions of the order and of any modifications or cancellations thereof;
    C.  The time of entry or cancellation;
    D.  The price at which executed;
    E.  The time of receipt of a report of execution; and
    F.  The name of the person who placed the order on behalf of the Fund.

2.  (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
    (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Series securities placed by the Subadvisor to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A.  Shall include the consideration given to:

        (i)   The sale of shares of the Fund by brokers or dealers.
        (ii)  The supplying of services or benefits by brokers or dealers to:
              (a) The Fund,
              (b) The Advisor,
              (c) The Subadvisor, and
              (d) Any person other than the foregoing.
        (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B.  Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
    Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor's transactions for the Series.

--------------------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadvisor review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below.

The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

       Name of Series:                         Annual Subadvisory Fee Rate

Phoenix Small-Cap Growth Series        0.55% on the first $300 million of series
                                             assets
                                       0.40% on series assets over $300 million

With respect to the Small-Cap Growth Series, the maximum amount of Managed Assets that may be held in the account is $200 million. Additional capacity over $200 million is solely at the discretion of the Sub-Adviser.

                                   SCHEDULE D
                                   ----------

                              SUBADVISOR FUNCTIONS

    With respect to managing the investment and reinvestment of the Series' assets, the Subadvisor shall provide, at its own expense:

(a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b) Implementation of the investment program for the Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

(d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f) Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:   Form N-CSR Certification for the [Name of Series].

From: [Name of Subadvisor]

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

      [Name of Series].

      In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR for the Series.

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

   a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

   b. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series' Chief Accounting Officer:

   a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadvisor's internal controls and procedures which could adversely affect the Advisor's ability to record, process, summarize and report financial data in a timely fashion;

   b. Any fraud, whether or not material, that involves the Subadvisor's management or other employees who have significant role in the Subadvisor's internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

   a. The Subadvisor's portfolio manager has complied with the restrictions and reporting requirements of the Subadvisor's Code of Ethics (the "Code").

   b. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

   c. I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor's compliance officer.

   d. The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the Reports.

------------------------------------                 ---------------------------
[Name of Authorized Signature]                       Date